                                  PROMISSORY NOTE

$15,000.00                                             August 24,1998
                                                       Cincinnati, Ohio

     FOR VALUE RECEIVED, COLIN C. HERD and VEIN & LASER CENTER, INC., an Ohio corporation, jointly and severally, promise to pay to INTRAM INVESTMENT CORPORATION, the sum of Fifteen Thousand Dollars ($15,000.00), at ten percent (10%) interest per annum, with no prepayment penalty, pursuant to the following schedule:


     Payment Due on or Before:     Amount Due:
     ------------------------      ----------
     September 4, 1998             $3,000.00
     September 11, 1998            $3,000.00
     September 18, 1998            $3,000.00
     September 25, 1998            $3,000.00
     October 2, 1998               $3,000.00
     October 7, 1998               $1,500.00

     The Maker hereby waives presentment, notice of non-payment and protest.


                                    /s/ Colin C. Herd
                                   -------------------------------
                                   COLIN C. HERD, Individually


                                   VEIN & LASER CENTER, INC.

                                   By: /s/ Colin C. Herd
                                      ----------------------------
                                      Colin C. Herd, President